UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
Lear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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21557 Telegraph Road
Southfield, Michigan 48033

March 31, 2010

Dear Fellow Stockholder:

On behalf of the Board of Directors of Lear Corporation, you are cordially invited to attend the 2010 Annual Meeting of Stockholders to be held on May 13, 2010, at 10:00 a.m. (Eastern Time) at Lear Corporation’s Corporate Headquarters at 21557 Telegraph Road, Southfield, Michigan 48033.

The attached proxy statement provides you with detailed information about the annual meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Lear from documents we have filed with the Securities and Exchange Commission.

We are delivering our proxy statement and annual report pursuant to the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders’ receipt of proxy materials and reduces the cost and environmental impact of our annual meeting. On or about March 31, 2010, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.

You are being asked at the annual meeting to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and transact any other business properly brought before the meeting.

Whether or not you plan to attend the annual meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet or by completing, dating, signing and returning your proxy card, as described in the attached proxy statement and proxy card.

Thank you in advance for your cooperation and continued support.

Sincerely,

/s/ Robert E. Rossiter
Robert E. Rossiter
Chairman, Chief Executive Officer and President

This proxy statement is dated March 31, 2010, and is first being made available to stockholders electronically via the Internet on or about March 31, 2010.

LEAR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 13, 2010
10:00 a.m., Eastern Time

To the Stockholders of Lear Corporation:

The 2010 Annual Meeting of Stockholders will be held on May 13, 2010, at 10:00 a.m. (Eastern Time) at Lear Corporation’s Corporate Headquarters at 21557 Telegraph Road, Southfield, Michigan 48033. The purpose of the meeting is to:

1.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2010; and

2.	conduct any other business properly brought before the meeting or any adjournments or postponements thereof.

Voting is limited to stockholders of record at the close of business on March 22, 2010. A list of stockholders entitled to vote at the meeting, and any postponements or adjournments of the meeting, will be available for examination between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time at our headquarters at 21557 Telegraph Road, Southfield, Michigan 48033 during the ten days prior to the meeting and also at the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote your shares via the toll-free telephone number, over the Internet or by completing, signing and dating the proxy card, as described in the attached proxy statement and proxy card. Your prompt cooperation is greatly appreciated.

By Order of the Board of Directors,

/s/ Terrence B. Larkin
Terrence B. Larkin
Senior Vice President, General Counsel and Corporate Secretary

March 31, 2010

LEAR CORPORATION
21557 Telegraph Road
Southfield, Michigan 48033

SUMMARY OF THE ANNUAL MEETING

Annual Meeting

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Lear Corporation (referred to herein as the “Company,” “Lear,” “we,” “us” or “our” as the context requires) will be held at Lear’s Corporate Headquarters at 21557 Telegraph Road, Southfield, Michigan 48033, on May 13, 2010, at 10:00 a.m. (Eastern Time).

Record Date

The date fixed to determine stockholders entitled to notice of and to vote at the meeting is the close of business on March 22, 2010.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report available to stockholders electronically via the Internet. On or about March 31, 2010, we will mail to our stockholders a notice (the “Notice”) containing instructions on how to access this proxy statement, the proxy card and our annual report. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Agenda

The agenda for the meeting is:

1.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2010; and

2.	to conduct any other business properly brought before the meeting or any adjournments or postponements thereof.

Proxy Solicitation

Our Board of Directors (the “Board”) is soliciting your proxy to vote your shares at our Annual Meeting. The cost of this solicitation, including the cost of preparing this proxy statement, the proxy card, the Notice and the annual report are being paid by the Company.

Information about Voting

You may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•	By Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; and

•	By Mail — You can vote by completing, dating, signing and returning the proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 12, 2010.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been executed and dated. If you execute and return your proxy card by mail but provide no specific instructions in the proxy card, your shares will be voted FOR the ratification of the appointment of our independent registered public accounting firm.

We do not intend to bring any matters before the meeting except those indicated in the notice of Annual Meeting and described in this proxy statement, and we do not know of any matter which anyone else intends to present for action at the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.

Revoking Proxies

You may revoke your proxy at any time before it is voted at the meeting by:

•	delivering to Terrence B. Larkin, our Senior Vice President, General Counsel and Corporate Secretary, a signed, written revocation letter dated later than the date of your proxy;

•	submitting a proxy to Lear by telephone, Internet or mail that is dated later than the date of any proxy previously submitted; or

•	attending the meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting to revoke your proxy).

Outstanding Shares

On the record date, there were approximately 43,916,880 shares of our common stock, par value $0.01 per share, outstanding (including 1,288,095 shares reserved for the satisfaction of certain claims in connection with our emergence from Chapter 11 bankruptcy proceedings) and approximately 5,314,130 shares of our Series A convertible participating preferred stock, par value $0.01 per share (“Series A Preferred Stock”), outstanding. Our common stock and Series A Preferred Stock are the only classes of voting securities outstanding, and the holders of our common stock and Series A Preferred Stock vote together as a single class.

Quorum

A quorum is established when a majority of shares entitled to vote is present at the meeting, either in person or by proxy. Abstentions and broker non-votes (as described below under “— Required Vote”) are counted for purposes of determining whether a quorum is present.

Voting

Each share of common stock and Series A Preferred Stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the meeting.

Required Vote

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval of the ratification of our independent registered public accounting firm and any other matter properly brought before the meeting. Abstentions on any matter will not be voted but will be counted for purposes of determining whether there is a quorum and the minimum number of affirmative votes required for approval. Accordingly, an abstention will have the effect of a negative vote on such item.

Shares Held Through a Bank, Broker or Other Nominee

If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should follow the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to certain so-called routine matters, which include Proposal No. 1 (ratification of auditor). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 1, your shares will be voted in such entity’s discretion. We urge you, however, to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 22, 2010 (except as indicated below), beneficial ownership, as defined by SEC rules, of our common stock and Series A Preferred Stock and ownership of restricted stock units (“RSUs”) by the persons or groups specified. Each of the persons listed below has sole voting and investment power with respect to the beneficially owned shares listed unless otherwise indicated. The percentage calculations set forth in the table are based on 43,916,880 shares of common stock outstanding on March 22, 2010 (as adjusted to include shares of common stock issuable upon the conversion or exercise of Series A Preferred Stock and Warrants, as applicable) and 5,314,130 shares of Series A Preferred Stock outstanding on March 22, 2010, rather than based on the percentages set forth in stockholders’ Schedules 13G.

					Number of		Percentage of
					Shares of Series		Series A
	Number of Shares		Percentage of		A Preferred		Preferred	Number of
	of Common Stock		Common Stock		Stock Owned		Stock Owned	Restricted Stock
	Owned Beneficially		Owned Beneficially		Beneficially		Beneficially	Units Owned(7)

5% Beneficial Owners:
Anchorage Capital Master Offshore, Ltd. and affiliates(1)	3,802,789	(1)	8.4%		611,211	(1)	11.5%	−
Avenue Special Situations Fund V, L.P. and affiliates(2)	3,798,368	(2)	8.4	%(3)		(3)	(3)	−
D.E. Shaw & Co., L.P. and affiliates(4)	2,202,816	(4)	5.0%		70,238		1.3%	−
Executive Officers and Directors:
Robert E. Rossiter(5)(6)	18,181			*	−		−	263,555
Matthew J. Simoncini(5)	−			*	−		−	76,895
Raymond E. Scott(5)	−			*	−		−	76,895
Louis R. Salvatore(5)	−			*	−		−	76,895
Terrence B. Larkin(5)	−			*	−		−	76,895
Thomas P. Capo(6)	1,860				−		−	−
Curtis J. Clawson(6)	1,860				−		−	−
Jonathan F. Foster(6)	1,860				−		−	−
Conrad L. Mallett(6)	1,125			*	−		−	−
Philip F. Murtaugh(6)	1,860			*	−		−	−
Donald L. Runkle(6)	1,860			*	−		−	−
Gregory C. Smith(6)	1,860			*	−		−	−
Henry D.G. Wallace(6)	1,860			*	−		−	−
Total Executive Officers and Directors as a Group (16 individuals)	32,326			*	−		−	631,288

*	Less than 1%

(1)	Information contained in the columns above and this footnote is based on a report on Schedule 13G filed with the SEC on February 16, 2010 by Anchorage Capital Master Offshore, Ltd. (“Anchorage Offshore”), GRF Master Fund, L.P. (“GRF Fund”), Anchorage Advisors, L.L.C. (“Advisors”), Anchorage Advisors Management, L.L.C. (“Management”), Anthony L. Davis and Kevin M. Ulrich (collectively, the “Anchorage Reporting Persons”). As of December 31, 2009, each of Advisors, Management, Mr. Davis and Mr. Ulrich may be deemed beneficial owners of 3,802,789 shares of our common stock. This amount consists of: (a) 3,773,916 shares of common stock held for the account of Anchorage Offshore; and (b) 28,873 shares of common stock held for the account of GRF Fund. These amounts also include shares of common stock that the Reporting Persons may be deemed to own upon exercise of warrants pursuant to Rule 13d-3(d)(1)(i). Advisors, Management, Mr. Davis and Mr. Ulrich may be deemed to beneficially own 780,742 shares of common stock upon the exercise of our warrants to purchase common stock, par value $0.01 per share (“Warrants”), and 611,211 shares of common stock upon the conversion of Series A Preferred Stock. The principal business address of the Anchorage Entities is 610 Broadway, 6th Floor, New York, New York 10012.

(2)	Information contained in the table above and this footnote is based on a report on Schedule 13G filed with the SEC on December 18, 2009 by Avenue Investments, L.P., Avenue Special Situations Fund V, L.P. (2,709,977 shares beneficially owned), Avenue Capital Partners V, LLC (2,709,977 shares beneficially owned), GL Partners V, LLC (2,709,977 shares beneficially owned), Avenue Capital Management II, L.P. (3,798,368 shares beneficially owned), Avenue Capital Management II GenPar, LLC (3,798,368 shares beneficially owned) and Mark Lasry (3,798,368 shares beneficially owned) (collectively, the “Avenue Reporting Persons”). The securities reported in the Schedule 13G are held by Avenue Investments, L.P., Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P., Avenue-CDP Global Opportunities Fund, L.P. and Avenue International Master, L.P. (collectively, the “Avenue Entities”). According to the Schedule 13G, Avenue Special Situations Fund V, L.P., is the only Avenue Entity that holds more than 5% of our common stock. Avenue Capital Partners V, LLC is the General Partner of Avenue Special Situations Fund V, L.P. GL Partners V, LLC is the Managing Member of Avenue Capital Partners V, LLC, and Marc Lasry is the Managing Member of GL Partners V, LLC. Avenue Capital Management II, L.P. is an investment adviser to each of the Avenue Entities. Avenue Capital Management II GenPar, LLC is the General Partner of Avenue Capital Management II, L.P., and Marc Lasry is the Managing Member of Avenue Capital Management II GenPar, LLC. The number of shares of common stock includes 1,279,170 shares of common stock issuable upon conversion of the shares of Series A Preferred Stock held by the Avenue Reporting Persons, which are convertible into common stock within 60 days of the date of the Schedule 13G and shares of common stock issuable upon exercise of our Warrants, held by the Avenue Reporting Persons within 60 days of the date of the Schedule 13G. The principal business address of the Avenue Reporting Persons is c/o Avenue Capital Management II, L.P., 535 Madison Avenue, 15th Floor, New York, NY 10022.

(3)	The Schedule 13G filed by the Avenue Reporting Persons does not clearly indicate the number of shares of Series A Preferred Stock beneficially owned by the Avenue Reporting Persons. The number of shares set forth in note 2 above may represent the aggregate number of shares of common stock issuable upon (a) conversion of only the Series A Preferred Stock or (b) conversion or exercise, as applicable, of all Series A Preferred Stock and Warrants beneficially owned by the Avenue Reporting Persons. For purposes of the percentage calculation in the table above, we have assumed that the number of shares reported by the Avenue Reporting Persons includes shares of common stock issuable upon conversion or exercise, as applicable, of all Series A Preferred Stock and Warrants beneficially owned by the Avenue Reporting Persons

(4)	Information contained in the table above and in this footnote is based on a report on Schedule 13G filed with the SEC on March 22, 2010 by D. E. Shaw & Co., L.P. (2,202,816 shares beneficially owned) and David E. Shaw (2,202,816 shares beneficially owned). This amount is composed of (i) 1,380,150 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C. (“Oculus”), (ii) 421,409 shares that Oculus has the right to acquire upon exercise of the Warrants, (iii) 70,238 shares that Oculus has the right to acquire through the conversion of the Series A Preferred Stock, (iv) 329,919 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., and (v) 1,100 shares under the management of D. E. Shaw Investment Management, L.L.C. According to the Schedule 13G, David E. Shaw is the President of D. E. Shaw & Co., Inc., and he does not own any shares directly, but may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 2,202,816 shares. Therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. However, he disclaims beneficial ownership of such shares. The principal business address of D. E. Shaw & Co., L.P. and David E. Shaw is 120 W. 45th Street, Tower 45, 39th Floor, New York, New York 10036.

(5)	The individual is a Named Executive Officer.

(6)	The individual is a director.

(7)	Includes the RSUs owned by our executive officers as of March 22, 2010. These RSUs are subject to all the economic risks of stock ownership but may not be voted or sold and are subject to vesting provisions as set forth in the respective grant agreements. 7,680 of Mr. Rossiter’s RSUs vest and settle into shares of our common stock on the 9th day of each month for the next 32 months (including April 2010), subject to the withholding of amounts necessary to satisfy tax withholding obligations.

FEES OF INDEPENDENT ACCOUNTANTS

In connection with the audit of the 2009 financial statements, we entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for 2009, we retained Ernst & Young LLP, as well as other accounting firms, to provide tax and other advisory services in 2009. We understand the need for Ernst & Young LLP to maintain objectivity and independence in its audit of our financial statements. It is also the Audit Committee’s goal that the fees that the Company pays to Ernst & Young LLP for permitted non-audit services in any year should not exceed the audit and audit-related fees paid to Ernst & Young LLP in such year, a goal which the Company achieved in 2009 and 2008.

In order to assure that the provision of audit and non-audit services provided by Ernst & Young LLP, our independent registered public accounting firm, does not impair its independence, the Audit Committee is required to pre-approve the audit and permitted non-audit services to be performed by Ernst & Young LLP, other than de minimis services that satisfy the requirements pertaining to de minimis exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934. The Audit Committee also has adopted policies and procedures for pre-approving all audit and permitted non-audit work performed by Ernst & Young LLP. Any pre-approval is valid for 14 months from the date of such pre-approval, unless the Audit Committee specifically provides for a different period. Any pre-approval must also set forth in detail the particular service or category of services approved and is generally subject to a specific cost limit. All of the fees for audit, audit-related, tax and other services performed by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with the pre-approval policies and procedures described in this paragraph.

The Audit Committee has adopted policies regarding our ability to hire employees, former employees and certain relatives of employees of the Company’s independent accountants.

During 2009 and 2008, we retained Ernst & Young LLP to provide services in the following categories and amounts:

	2009	2008

Audit fees(1)	$9,160,000	$8,367,000
Audit-related fees(2)	162,000	196,000
Tax fees(3)	1,710,000	2,186,000
All other fees	—	—

(1)	Audit fees in 2009 and 2008 include services related to the annual audit of our consolidated financial statements, the audit of our internal controls over financial reporting, the reviews of our Quarterly Reports on Form 10-Q, international statutory audits and other services that are normally provided by the independent accountants in connection with our regulatory filings. Audit fees in 2009 also include certain additional audit services performed related to the bankruptcy filings and subsequent emergence from bankruptcy.

(2)	Audit-related fees in 2009 and 2008 include services related to the audits of employee benefit plans.

(3)	Tax fees include services related to tax compliance, tax advice and tax planning.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 1)

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010. A proposal will be presented at the meeting to ratify this appointment. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage Ernst & Young LLP. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Lear and its stockholders. We have been advised that a representative of Ernst & Young LLP will be present at the meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

YOUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2010.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL
 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

EMERGENCE FROM CHAPTER 11 BANKRUPTCY PROCEEDINGS

On July 7, 2009, the Company and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Consolidated Case No. 09-14326). On November 9, 2009, the Debtors consummated the reorganization contemplated by the plan of reorganization approved by the Bankruptcy Court and emerged from Chapter 11 bankruptcy proceedings. In connection with the Company’s emergence from Chapter 11 bankruptcy proceedings, all of the Company’s common stock was extinguished, and no distributions were made to our former shareholders under the plan of reorganization. The Company issued new common stock to certain of its Chapter 11 stakeholders in connection with its emergence from Chapter 11 bankruptcy proceedings.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2011 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must send notice of their proposal to us so that we receive it no later than December 1, 2010. Stockholders who intend to present proposals at the annual meeting of stockholders in 2011 other than pursuant to Rule 14a-8 must comply with the notice provisions in our bylaws. The notice provisions in our bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2011, proper notice of the proposal be received by us not less than 90 days or more than 120 days prior to the first anniversary of the 2010 Annual Meeting. Stockholder proposals should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Terrence B. Larkin, Senior Vice President, General Counsel and Corporate Secretary.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2010 Annual Meeting. If any other matters properly come before the meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

The SEC’s rules permit us to deliver a single Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice and, if applicable, proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the notice, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. (“Broadridge”) by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if two or more stockholders sharing the same address receive multiple copies of our proxy materials and wish to receive only one copy of such materials, stockholders may notify their broker if their shares are held in a brokerage account or may notify us if they hold registered shares. Such registered stockholders may notify us by contacting Broadridge at the above telephone number or address or sending a written request to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Investor Relations.

Upon written request by any stockholder entitled to vote at the 2010 Annual Meeting, we will promptly furnish, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which we previously filed with the SEC, including financial statements and schedules. If the person requesting the report was not a stockholder of record on March 22, 2010, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Terrence B. Larkin, Senior Vice President, General Counsel and Corporate Secretary.

By Order of the Board of Directors,

/s/ Terrence B. Larkin
Terrence B. Larkin
Senior Vice President, General Counsel
and Corporate Secretary

LEAR CORPORATION
ATTN: INVESTOR RELATIONS
21557 TELEGRAPH ROAD
SOUTHFIELD, MI 48033

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 12, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 12, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you
vote FOR the following proposal(s):		For	Against	Abstain

1	Ratify the appointment of Ernst & Young LLP as Lear Corporation’s independent registered public accounting firm for 2010.	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Lear Proxy Statement, Lear Annual Report is/are available at www.proxyvote.com.

LEAR CORPORATION This proxy is solicited on behalf of the Board of Directors of Lear Corporation for the Annual Meeting of Stockholders on May 13, 2010, at 10:00 a.m. (Eastern Daylight Time).
This proxy is solicited on behalf of the Board of Directors of Lear Corporation for the Annual Meeting of Stockholders on May 13, 2010 or any adjournment or postponement thereof (the “Meeting”).
The undersigned appoints Matthew J. Simoncini and Terrence B. Larkin, and each of them, with full power of substitution in each of them, the proxies of the undersigned, and authorizes them to vote for and on behalf of the undersigned all shares of Lear Corporation common stock which the undersigned may be entitled to vote on all matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposal 1.

Address Change/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side